EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

         (1)      the 10-QSB  Report fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      the   information   contained  in  the  10-QSB  Report  fairly
                  presents, in all material respects, the financial condition and results of operations of the Company.





Date:  May 20, 2003                             /s/ KEVIN BERMEISTER
                                                --------------------
                                                   Kevin Bermeister
                                                   President and
                                                   Chief Executive Officer






Date:  May 20, 2003                             /s/ TYLER TARR
                                                --------------
                                                   Tyler Tarr,
                                                   Chief Financial Officer